UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 21, 2008 (February 19, 2008)

BROWN SHOE COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (314) 854-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2008, Richard C. Schumacher, the Company’s Senior Vice President and Chief Accounting Officer, announced that he would be retiring from the Company as of March 31, 2008.  Until his retirement, Mr. Schumacher will remain as Senior Vice President and Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.

Date: February 21, 2008	By:	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary